EXHIBIT 99.1

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                                                        December 21, 2007

Fulfillment Technologies, LLC
5389 East Provident Drive
Cincinnati, Ohio 45246

Gentlemen:

         Reference is made to that certain Fulfillment Services Agreement (the "Existing Agreement"), dated on or about April 11, 2007, by and between Fulfillment Technologies, LLC ("FillTek") and Bluefly, Inc. ("Bluefly"). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

         This letter agreement (this "Agreement") is intended to memorialize certain agreements that the parties have made with respect to a temporary amendment to the terms of the Existing Agreement, to be effective during the period of December 1, 2007 through and including February 29, 2008 (the "Effective Period"). This Letter Agreement shall not be deemed to be an amendment or waiver of either party's rights or obligations under the Existing Agreement for any period of time prior to or after the Effective Period, all of which rights and obligations are expressly reserved and shall remain in full force and effect in accordance with the terms of the Existing Agreement. The parties will meet in early February 2008, for the purpose of negotiating new terms and conditions of either the Existing Agreement, this Agreement or a new agreement. Each party shall conduct such negotiations in good faith, provided that no failure to reach agreement as a result of such good faith negotiations shall relieve either party of its obligations under the Existing Agreement or this Agreement.

Accordingly, the parties agree that, during the Effective Period, notwithstanding anything to the contrary contained in the Existing Agreement:

         1. In lieu of any per order amounts otherwise due under the Agreement, Bluefly will pay FillTek a flat fee of $[***] per order for each order shipped during the Effective Period, subject to adjustment as set forth in Paragraph 2 (the "Flat Fee"). To the extent that any order is split into two or more shipments, only one Flat Fee will be due for all shipments under that order. This Flat Fee will remain in effect during the Effective Period regardless of whether FillTek's actual costs per order are less than the Flat Fee (in which case FillTek will be entitled to retain the difference) or exceed

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

              the Flat Fee (in which case FillTek will be responsible for the difference).

         2. In lieu of the Service Levels contained in the Existing Agreement (other than Service Levels related to inventory shrink, which shall remain in full force and effect), during the Effective Agreement, FillTek will perform the Services in accordance with the service levels described in Exhibit A hereto (the "Adjusted Service Levels"). In the event that, during the Effective Period, FillTek fails to perform the Services in accordance with any Adjusted Service Level during any applicable measurement period, the Flat Fee for all orders shipped during that measurement period will be reduced by $[***] per order. Notwithstanding anything in this Agreement to the contrary, the provisions of the Existing Agreement relating to inventory shrink (including, without limitation, Sections 3.7 and 5 of Exhibit A of the Existing Agreement) shall remain in full force and effect during the Effective Period and all periods of time prior to and after the Effective Period, and neither party waives any rights, or is released from any obligations, arising thereunder.

         3. FillTek will charge Bluefly for Services performed in connection with the January 2008 physical inventory on a time and materials basis in accordance with the rates set forth on Exhibit B, and such Services shall not be included in the Fixed Fee. In addition, Bluefly and FillTek will continue to equally share the costs associated with the inventory control specialist hired by FillTek at Bluefly's request, provided that any increase in such costs shall be subject to Bluefly's prior written approval.

         4. In the event that during the Effective Period, the number of pick locations used by Bluefly exceeds [***], Bluefly will pay FillTek a monthly space fee (the "Additional Space Fee") of $[***] per square foot for all pallet locations in excess of [***].

         5. Except as set forth in Paragraph 3, the Flat Fee and any Additional Space Fee will be FillTek's full and complete consideration for all Services performed during the Effective Period (and costs incurred in connection therewith), other than Services outside the scope of those described in the Existing Agreement. In furtherance, and not in limitation, of the foregoing, FillTek agrees that there shall be no additional charge for any systems modifications or capital investments required to perform the Services in accordance with the Adjusted Service Levels or any IT support required for data feeds, audits or other systems modifications. In the event that FillTek believes, in good faith, that any Services requested by Bluefly are outside the scope of those described in the Existing Agreement, it will notify Bluefly of such in writing, and obtain Bluefly's prior written approval before incurring any costs to be charged to Bluefly in connection therewith.

         Except as expressly agreed above, the Existing Agreement shall remain in full force and effect, and nothing contained herein, shall be construed as a waiver of any parties' rights or obligations thereunder, or any agreement or promise to waive any such rights in the future.

         Please sign below to indicate your agreement with the foregoing.

                                                 Very truly yours,

                                                 BLUEFLY, INC.


                                                 By:    /s/ Jonathan P. Freedman
                                                        ------------------------
                                                 Name:  Jonathan P. Freedman
                                                 Title: General Counsel

         ACCEPTED AND AGREED
         AS OF THE DATE FIRST
         WRITTEN ABOVE:

         FULFILLMENT TECHNOLOGIES, LLC

         By:    /s/ David H. Cook
                -----------------
         Name:  David H. Cook
         Title: CEO

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                                    EXHIBIT A

                                          FILLTEK SERVICE LEVEL COMMITMENTS
--------------------------------------------------------------------------------------------------------------------
     SERVICE               DESCRIPTION              SLA                      MEASURED BY                   MEASURED
------------------   ------------------------   ------------   ----------------------------------------   ----------
Order fulfillment    Time order sent to                [***]   Bluefly report to measure order sent          Monthly
cycle time           Filltek to time order                     file time/date stamp to corresponding
                     shipped                                   order back in Filltek shipment file
                                                               ([***]% of orders with no orders >
                                                               [***]hrs)

Order Fill Rate      Units ordered vs. units          [***]%   Number of Canceled units/number of            Monthly
                     filled                                    ordered units

Order accuracy       percentage of orders             [***]%   Number of Bfly return reason codes            Monthly
                     shipped with all ordered                  (wrong item sent) + Number of Bfly
                     units and all correct                     credit requests for short shipments
                     items                                     divided by number of orders shipped

Returns Processing   Duration of time from             [***]
cycle time           date  return carton            Business
                     arrived at Filltek dock            Days
                     to date return credit
                     processed

Returns processing   Percentage of return             [***]%   Number of Bfly credit request for             Monthly
accuracy             credits accurately                        incorrect item credited vs. number of
                     processed (correct                        processed returns
                     customer, item(s)

New Receiving        Minimum of [***] units      [***] Units   Nightly receipt file from Filltek             Monthly
processing cycle     received based upon            received   Availability for Sale as Locations are
time                 availability                       each   available (Received is defined as put
                                                Business Day   in a pickable location ready for sale
                                                               with [***]% of samples sent to New York)

Customer Service     Duration of time from            Within   date of email to Filltek to date of           Monthly
Cycle time           customer service request          [***]   response
                     to response to Bfly or         Business
                     customer                           Days

                                    EXHIBIT B

                            TIME AND MATERIALS RATES

PLEASE REFER TO EXISTING AGREEMENT DATED APRIL 11, 2007